EXHIBIT 10.4.1

                                 AMENDMENT NO. 1
                           TO THE AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT

            AMENDMENT NO. 1, dated as of May 28, 2004 (this "Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among AMERICAN HOME MORTGAGE CORP. ("AHM"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. ("AHM Acceptance"), AMERICAN HOME MORTGAGE INVESTMENT CORP. ("AHM Investment"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AHM Holdings") and COLUMBIA NATIONAL, INCORPORATED ("CNI" and together with AHM, AHM Acceptance, AHM Investment and AHM Holdings, collectively, the "Borrowers", each, a "Borrower"), the lenders from time to time parties thereto (the "Lenders") and MORGAN STANLEY BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                                    RECITALS

            The Borrowers have requested that the Lenders agree to amend the Existing Loan Agreement to extend the Termination Date. The Lenders are willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Amendments.

            (a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting in lieu thereof the following new definition:

                  "Termination Date" shall mean June 30, 2004 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

            (b) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new defined term:

                  "First Amendment" shall mean that certain Amendment No. 1, dated as of May 28, 2004, to the Loan Agreement by and among the Borrowers, the Lenders and the Agent.


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            (c) Section 7.06 of the Existing Loan Agreement is hereby deleted in its entirety and the following new Section 7.06 is inserted in lieu thereof:

                  "7.06 Notices. The Borrowers shall give notice to the Agent:

                  (a) promptly upon receipt of notice or knowledge of the
            occurrence of any Default or Event of Default;

                  (b) with respect to any Mortgage Loan pledged to the Agent hereunder, immediately upon receipt of any principal prepayment (in full or partial) of such pledged Mortgage Loan;

                  (c) with respect to any Mortgage Loan pledged to the Agent hereunder, immediately upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Mortgage Loan;

                  (d) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

                  (e) promptly upon any material change in the market value of any or all of the Borrowers' assets; and

                  (f) promptly upon the execution of any Guarantee by any
            Borrower from and after the Amendment Effective Date as defined in the First Amendment.

                  Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of each Borrower setting forth details of the occurrence referred to therein and stating what action such Borrower has taken or proposes to take with respect thereto."

            (d) Section 7.12 of the Existing Loan Agreement is hereby deleted in its entirety and the following new Section 7.12 is inserted in lieu thereof:

                  "7.12 Limitation on Guarantees. The Borrowers shall not
            create, incur, assume or suffer to exist any Guarantees, except for Guarantees from time to time disclosed to the Agent and solely to the extent such Guarantees are (i) given only in respect of Indebtedness of a Person which is a consolidated Subsidiary of AHM Investment, (ii) not secured by any assets other than the collateral, if any, pledged by the primary obligor which obligations are guaranteed as security for such primary obligor's Indebtedness and (iii) promptly, and in any event within 10 days after the incurrence thereof, disclosed in writing to the Agent."


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            SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

            2.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent; and

            (b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

            2.2 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lenders that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Notes, (iv) the Custodial Agreement, and (v) the Electronic Tracking Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.


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            SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [SIGNATURES FOLLOW]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       BORROWERS

                                       AMERICAN HOME MORTGAGE CORP.


                                       By:   /s/ Craig Pino
                                          -------------------------------------
                                          Name:  Craig Pino
                                          Title: Senior Vice President
                                                 and Treasurer



                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                       By:   /s/ Craig Pino
                                          -------------------------------------
                                          Name:  Craig Pino
                                          Title: Senior Vice President
                                                 and Treasurer



                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                       By:   /s/ Craig Pino
                                          -------------------------------------
                                          Name:  Craig Pino
                                          Title: Senior Vice President
                                                 and Treasurer



                                       AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


                                       By:   /s/ Craig Pino
                                          -------------------------------------
                                          Name:  Craig Pino
                                          Title: Senior Vice President
                                                 and Treasurer



                                       COLUMBIA NATIONAL, INCORPORATED


                                       By:   /s/ Craig Pino
                                          -------------------------------------
                                          Name:  Craig Pino
                                          Title: Senior Vice President
                                                 and Treasurer

                                       MORGAN STANLEY BANK,
                                          as Agent and Lender



                                       By:   /s/ Paul Najarian
                                          --------------------------------
                                          Name:  Paul Najarian
                                          Title: Vice President